Exhibit 10.30

AMENDMENT
TO
NORTHSTAR REALTY FINANCE CORP.
EXECUTIVE INCENTIVE BONUS PLAN

A.                                    The NorthStar Realty Finance Corp. Executive Incentive Bonus Plan, as amended to date (the “Plan”), is further amended as follows, effective as of January 1, 2013:

1.                                      The Plan is hereby amended by deleting the last sentence of Section 7(c) of the Plan in its entirety.

2.                                      Except as so amended, the Plan in all other respects is hereby confirmed.